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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                 April 27, 2005




                            AMERADA HESS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



    DELAWARE                      No. 1-1204                  No. 13-4921002
 (State or Other                 (Commission                   (IRS Employer
Jurisdiction of                  File Number)               Identification No.)
 Incorporation)




                           1185 Avenue of the Americas
                            New York, New York 10036
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's Telephone Number, Including Area Code: (212) 997-8500
                                                            -------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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

Item 2.02.  Results of Operations and Financial Condition.

     On April 27, 2005, Amerada Hess Corporation issued a news release reporting its results for the first quarter of 2005. A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         99(1) News release dated April 27, 2005 reporting results for the first quarter of 2005.

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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2005

                                          AMERADA HESS CORPORATION


                                          By:          /s/John P. Rielly
                                                     ---------------------------
                                          Name:      John P. Rielly
                                          Title:     Senior Vice President and
                                                       Chief Financial Officer


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EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

99(1) News release dated April 27, 2005 reporting results for the first quarter of 2005.



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